UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Nicor Inc.
____________________________________________________________________
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

The following Proxy Statement Supplement will be enclosed with the Proxy Statement dated March 10, 2006, and will be mailed on or about March 10, 2006 to all Nicor stockholders of record on February 23, 2006.

NICOR INC.

PROXY STATEMENT SUPPLEMENT

The following statement supplements the information on Page 8, in the last sentence of Paragraph 2, under the heading “Section 16(a) Beneficial Ownership Reporting Compliance” of the enclosed proxy statement:

With the exception that Thomas L. Fisher, our former Chairman of the Board and Chief Executive Officer, inadvertently filed a late report on Form 5 with respect to shares of Nicor Common Stock he donated on December 5, 2005 to a charitable organization. The Form 5 relating to this transaction was filed on March 8, 2006, the date the omission was discovered.